                                                                      Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Conolog Corporation (the "Company") on Form 10-QSB for the period ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert
S. Benou Chairman, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company and Marc Benou, the Chief Operating Officer, President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Conolog Corporation and will be retained by Conolog Corporation and furnished to the SEC or its staff upon request.


Dated: June 2, 2005                  /s/ Robert Benou
                                     ------------------------------------------
                                     Name:  Robert Benou
                                     Title: Chairman, Chief Executive Officer,
                                     Chief Financial Officer and Treasurer


Dated: June 2, 2005                  /s/ Marc Benou
                                     ------------------------------------------
                                     Name:  Marc Benou
                                     Title: Chief Operating Officer, President
                                     and Secretary



The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 USC Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                       13